UNITED STATES
                 SECURITIES AND EXCHANGE COMMISSION
                       Washington, D.C. 20549

                              FORM 8-K

                           CURRENT REPORT

                 Pursuant to Section 13 or 15(d) of
                 the Securities Exchange Act of 1934

  Date of Report (Date of earliest event reported):  April 26, 2006



                        ALP LIQUIDATING TRUST
        -----------------------------------------------------
       (Exact name of Registrant as specified in its charter)



                     Commission file no. 0-16976


                              Delaware
            (State or other jurisdiction of organization)


                             36-6044597
                  (IRS Employer Identification No.)


              900 N. Michigan Ave., Chicago, IL  60611
              (Address of principal executive offices)


   Registrant's telephone number, including area code 312/915-1987



                                 N/A
    (Former name or former address, if changed since last report)



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

  [  ]     Written communications pursuant to Rule 425 under the
           Securities Act (17 CFR 230.425)

  [  ]     Soliciting material pursuant to Rule 14a-12 under the
           Exchange Act (17 CFR 240.14a-12)

  [  ]     Pre-commencement communications pursuant to Rule 14d-2(b)
           under the Exchange Act (17 CFR 240.14d-2(b))

  [  ]     Pre-commencement communications pursuant to Rule 13e-4(c)
           under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 4.01  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

      (a)  Dismissal of previous independent public accounting firm.

           On April 26, 2006, ALP Liquidating Trust (the "Trust"), dismissed Ernst & Young LLP ("E&Y") as the Trust's independent registered public accounting firm. The Director of Arvida Company, the Administrator of the Trust, recommended and approved the decision to change independent registered public accounting firms.

           E&Y's audit reports on the Trust's financial statements as of and for the years ended December 31, 2005 and 2004 did not contain an adverse opinion or a disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles.

           In connection with the audits of the Trust's financial statements for the years ended December 31, 2005 and 2004 and during the subsequent interim period through April 26, 2006, the Trust (including its predecessor, Arvida/JMB Partners, L.P.) did not have any disagreements with E&Y on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to their satisfaction would have caused them to make reference in connection with their opinion to the subject matter of the disagreement. In addition, during the year ended December 31, 2005 and 2004 and through April 26, 2006, the Trust had no "reportable events" (as defined in Item 304(a)(1)(v) of Regulation S-K).

           The Trust has provided E&Y with a copy of the above disclosure prior to its filing with the Securities and Exchange Commission ("SEC") and has requested that E&Y furnish it with a letter addressed to the SEC stating whether they agree with the above statements. A copy of such letter, dated April 28, 2006, is filed as Exhibit 16.1 to this Form 8-K.

      (b) Engagement of new independent registered public accounting firm.

           As of April 26, 2006, the Director of Arvida Company, the Administrator of the Trust, approved the engagement of Altschuler, Melvoin and Glasser LLP ("AM&G") to serve as its independent registered public accounting firm effective immediately and to audit the consolidated financial statements of the Trust for the year ending December 31, 2006.

           During the years ended December 31, 2005 and 2004, and through April 26, 2006, neither the Trust nor anyone acting on the Trust's behalf consulted with AM&G with respect to any of the matters or reportable events set forth in Item 304a(2)(i) and (ii) of Regulation S-K.


ITEM 9.01  FINANCIAL STATEMENTS AND EXHIBITS.

      (d)  Exhibits.

           16.1 Letter from E&Y to the U.S. Securities and Exchange Commission dated April 28, 2006, regarding change in certifying accountant.

                             SIGNATURES


      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                 ALP LIQUIDATING TRUST

                                 BY:  Arvida Company
                                      as Administrator



                                 By:  /s/ GAILEN J. HULL
                                      -----------------------
                                      Gailen J. Hull
                                      Vice President



Date:   May 1, 2006